Exhibit 10.1

FACILITY INCREASE AGREEMENT
This FACILITY INCREASE AGREEMENT (this “Agreement”), dated December 30, 2019, is made by NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrowers’ Agent”), each Lender designated on the signature pages hereto as a “New Revolving Lender” (each a “New Revolving Lender”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used in this Agreement and not defined herein, including in this preamble, have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).
WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, Deutsche Bank AG New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties and the Lenders party thereto have entered into the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WHEREAS, the parties hereto desire to evidence an increase in the aggregate Commitments pursuant to Section 2.4(c) of the Credit Agreement, which increase will be allocated in accordance with the revised Schedule 1.1A as attached hereto as Exhibit A.
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    As of the effective date of this Agreement, the Total Acquisition Revolving Commitment, the Total Working Capital Revolving Commitment and the Total Commitment shall be as set forth on Exhibit A hereto, which reflects an increase in the Total Commitment from $1,790,000,000 to $1,915,000,000.
2.    Each of the parties identified below as a New Revolving Lender, hereby (i) accepts and agreed to be bound by the terms of the Credit Agreement and all other Loan Documents as a Lender thereunder, and (ii) acknowledges and agrees that the amount of its Commitment after giving effect to the Facility Increase is set forth opposite its signature below.
3.    The Borrower’s Agent hereby on behalf of itself and the other Credit Parties (i) consent to the modifications of the Credit Agreement contemplated by this Agreement and (ii) acknowledges and agrees that that obligations of each Credit Party is and shall remain in full force and effect after giving effect to this Agreement.
4.    This instrument may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.
This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

NGL ENERGY OPERATING LLC,
as Borrowers’ Agent and Borrower

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Executive Vice President and Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Juan J. Mejia

Name:	Juan J. Mejia

Title:	Director

By:	/s/ Rodrigo Torres

Name:	Rodrigo Torres

Title:	Vice President

[Signature Page to Facility Increase Agreement]

JPMORGAN CHASE BANK, N.A.,
as a New Revolving Lender

By:	/s/ Douglas Gale

Name:	Douglas Gale

Title:	Executive Director

Address: JP Morgan
2200 Ross Ave
3rd Floor
Dallas, Texas 75225

Acquisition Revolving Commitment:
$50,098,860.09

Working Capital Revolving Commitment:
$24,901,139.91

[Signature Page to Facility Increase Agreement]

BBVA USA, as a New Revolving Lender

By:	/s/ Mark H. Wolf

Name:	Mark H. Wolf

Title:	Senior Vice President

Address:
2200 Post Oak Blvd.
Houston, Texas 77056

Acquisition Revolving Commitment:
$33,399,240.06

Working Capital Revolving Commitment:
$16,600,759.94

[Signature Page to Facility Increase Agreement]

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Swingline Lender and an Issuing Bank

By:	/s/ Juan J. Mejia

Name:	Juan J. Mejia

Title:	Director

By:	/s/ Rodrigo Torres

Name:	Rodrigo Torres

Title:	Vice President

[Signature Page to Facility Increase Agreement]

ACKNOWLEDGED AND AGREED:

BNP PARIBAS,
as an Issuing Bank

By:	/s/ Christine Dirringer

Name:	Christine Dirringer

Title:	Managing Director

By:	/s/ Vanessa Chrifi Alaoui

Name:	Vanessa Chrifi Alaoui

Title:	Vice President

[Signature Page to Facility Increase Agreement]

ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION,
as an Issuing Bank

By:	/s/ Stephen Monto

Name:	Stephen Monto

Title:	SVP

[Signature Page to Facility Increase Agreement]

EXHIBIT A TO
FACILITY INCREASE AGREEMENT

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Working Capital Commitment Amount	Percentage of WCRCF	Acquisition Commitment Amount	Percentage of ARCF	Total Commitment Amount	Percentage of Total Commitment
Deutsche Bank AG, New York Branch	67,233,077.76	10.4806%	135,266,922.24	10.6217%	202,500,000.00	10.5744%
Royal Bank of Canada	67,233,077.76	10.4806%	135,266,922.24	10.6217%	202,500,000.00	10.5744%
Toronto-Dominion Bank, New York Branch	54,782,507.81	8.5397%	110,217,492.19	8.6547%	165,000,000.00	8.6162%
BNP Paribas	46,482,127.84	7.2458%	93,517,872.16	7.3434%	140,000,000.00	7.3107%
ABN AMRO Capital USA LLC	43,161,975.85	6.7283%	86,838,024.15	6.8189%	130,000,000.00	6.7885%
PNC Bank, National Association	41,501,899.85	6.4695%	83,498,100.15	6.5566%	125,000,000.00	6.5274%
Mizuho Bank Ltd.	41,501,899.85	6.4695%	83,498,100.15	6.5566%	125,000,000.00	6.5274%
Wells Fargo Bank, N.A.	41,501,899.85	6.4695%	83,498,100.15	6.5566%	125,000,000.00	6.5274%
Barclays Bank PLC	41,501,899.85	6.4695%	83,498,100.15	6.5566%	125,000,000.00	6.5274%
UBS AG, Stamford Branch	30,877,413.49	4.8133%	62,122,586.51	4.8781%	93,000,000.00	4.8564%
Goldman Sachs Bank USA	29,881,367.90	4.6580%	60,118,632.10	4.7207%	90,000,000.00	4.6997%
Credit Suisse AG, Cayman Island Branch	29,881,367.90	4.6580%	60,118,632.10	4.7207%	90,000,000.00	4.6997%
Citizens Bank, N.A.	24,901,139.91	3.8817%	50,098,860.09	3.9340%	75,000,000.00	3.9164%
Raymond James Bank, N.A.	16,600,759.94	2.5878%	33,399,240.06	2.6226%	50,000,000.00	2.6110%
Banc of America Credit Products, Inc.	16,317,280.45	2.5436%	15,682,719.55	1.2315%	32,000,000.00	1.6710%
Macquarie Bank Limited	6,640,303.99	1.0351%	13,359,696.01	1.0491%	20,000,000.00	1.0444%
JPMORGAN CHASE BANK, N.A.	24,901,139.91	3.8817%	50,098,860.09	3.9340%	75,000,000.00	3.9164%
BBVA USA	16,600,759.94	2.5878%	33,399,240.06	2.6226%	50,000,000.00	2.6110%
Totals	641,501,899.85	100%	1,273,498,100.15	100%	1,915,000,000.00	100%